Dear Shareholder:

Some major things went right in the second quarter. The war in Iraq ended quickly. The Federal Reserve cut interest rates. And the stock market joined the economy in demonstrating a recovery. The numbers for the second quarter were:

	2nd Qtr.	Year to Date
S&P 500	15.4%	11.8%
Morningstar Large Value	16.8%	10.7%

Clipper FundSM	17.3%	5.4%

"Gentlemen, No Stealing!"

     The year was 1914 and the greatest war then known to man had just begun. The Grand Duke Nicholas, Chief of the Russian General Staff, grimly addressed his officers with full knowledge of their less-than-selfless thoughts. His first words were: "Gentlemen, no stealing!"
     The grand duke knew what many investors in the late 1990s forgot - abuse of office for personal gain is a problem as old as there have been offices to hold. In investing, the problem grows during a long bull market when the morally marginal find enhanced opportunities to deploy their diminished ethics. The Roaring 20s was a time when the attitude of anything goes led to the consequence that everything (e.g. ethics, stock prices and short hemlines) went. The Securities and Exchange Commission was formed to enforce a better standard of behavior, and the president of the New York Stock Exchange went to jail for fraud.
     As Yogi Berra observed, "It's deja vu all over again." The long bull market of the 1990s produced a bumper crop of bad behavior, easily the worst since the 1920s. Misleading accounting, excessive stock options for executives, and conflicts of interest lead the parade of offenses by the ethically challenged. As the popular attitude shifts from see-no-evil to see-only-evil, it is tempting to conclude that the situation is hopelessly awful. Roger Bacon expressed that cheerless view in the 13th century: "Far more sins reign in these days of ours than in any past age...We shall find boundless corruption...None care what is done, or how, by hook or by crook provided only that each can fulfill his lust."
     Not all auditors are asleep, not all analysts are conflicted, and not all CEOs are future residents of a minimum-security prison. Confirmed crooks do not rule corporate America. Some (but not all) of the abusive practices are being reformed. Some (but not enough) of the culprits are in serious legal trouble. Putting these recent scandals in reasonable perspective is particularly difficult when investors have good reason to feel outraged. Those feelings, however well justified, come with a cost of distraction from other problems that are of greater long-term importance to investors, particularly those preparing for retirement. Some of those less publicized issues are the subject of this letter.

Women and Children Last

     Long ago there was a class of equities known as "widow and orphan stocks." Far from the speculative parts of the market, these were safe, reliable, dull stocks which offered good current yields and modest future growth. Telephone companies and other utilities figured prominently in the portfolios of investors who needed a safe source of income to support them. Those really were the good old days.
     Widows and orphans have not fared well since. AT&T, for decades the favored stock of those needing safe income, slowly turned into a dividend-cutting disaster. Many electric utilities attempted to remake themselves as growth companies, few with notable success. MCI/Worldcom and Enron were utilities once upon a safer time.
     It gets worse. Investors who need safe and generous retirement income find that there is nothing to provide it. Money market funds are safe, but a microscope is necessary to see their yields. Ten year treasury notes yield 3.5%, hardly a generous number in light of their potential risk if interest rates rise. The stock market offers a puny current yield of 1.7%, and that is far from safe as the recent bear market demonstrated. Real estate investment trusts do offer great yields, but at the risk of rising vacancies. Safe and generous yield is like a unicorn; you can describe it but not find it.
     There are three possible outcomes to this unhappy state of affairs. The present situation may continue and we all learn to deal with it. Or yields may rise as long-term assets fall in price, hardly a cheerful event for investors already owning those long-term assets. The best outcome is that the growth of profits, dividends, rents etc. raises returns just as the wave of retiring baby boomers needs it.

The Dearth (Not Death) of Growth

     Dividends don't matter if growth is assured. At least that is what some investors thought as corporate profits and stock prices went into orbit together in the 1990s. The three-year bear market demolished that happy assurance about the certainty of ever rising equity prices. Using the 20th Century as a guide, there have been periods exceeding a decade when stocks went nowhere. The very long-term road to riches in the stock market had (and probably will have) enough potholes to make even the most patient investor wonder if he had detoured onto the road to perdition.
     The growth of corporate profits also is a highly variable affair. Much of the apparent profit growth of the 1990s has been washed away by write-downs, accounting reforms, and downright fraud. Few technology stocks which looked like certain growth companies still look like that today. Classic consumer growth companies such as Coca-Cola seem to have lost their way. Even drug companies, once considered sure growth vehicles, are struggling with price controls and the declining productivity of their research. The list of companies with highly likely long-term growth is a short and controversial one. In our valuation analyses, we are very conservative in projecting profit growth.
    Growth is difficult, not impossible. The world economy is weak currently, not permanently. Profit growth probably will look much better as economic growth picks up. Yet two important questions only can be answered in the future: Which companies will be tomorrow's winners and how fast will profits grow in the long-term planning horizon of a person financing his retirement?

A Kind Word for Big Brother

     Unlike sex, money is something to be saved for old age. Our country is partway through a revolution in deciding who will do that saving and how it will be invested. The outcome of that retirement revolution is both in the distant future and in definite doubt.
     The old retirement regime was rigid and paternalistic. Big Brother, in the form of your employer, decided how much to save, how to invest it, and how much to pay upon your retirement. These defined benefit plans generally based their payments on a combination of an employee's length of service and final pay.
     All that changed with today's trend toward defined contribution plans such as 401Ks. They sound great at first - each person now is free to determine his own financial destiny. The consequence of self-directed retirement plans is less appealing upon closer inspection - each person must become his own retirement manager, a task for which few have the training, temperament, or even the inclination. Giving power to the people can be wonderful if they use that power responsibly and productively. So far many have not.
     Many people now face their golden years without much gold to enjoy them. The personal savings rate in this country is a meager 4%, less than half its average in 1970-1994. Low as it is, that 4% savings rate is up from zero in the late 1990s. Since savings are highly concentrated in a small number of households, a large number face an actuarially long retirement with little in the way of financial assets to make their lives comfortable. Many people simply will not save for their obvious future needs. When it comes to personal responsibility for necessary savings, no one has improved upon Aesop's insight:
     "I am helping to lay up food for the winter," said the Ant, "and recommend you do the same."
     "Why bother about winter?" said the Grasshopper; "We have plenty of food at present."
     Even if the world contained more ants and fewer grasshoppers so that savings were adequate in total, there still would remain the issue of different outcomes in investing those savings. People who are wise and/or lucky enough to enjoy good returns probably will enjoy their secure, luxurious retirements in quiet comfort. The problem will come in the likely larger number of retirees who are not as successful in navigating through bear markets, brokerage fees, and investment advisors who are better at selling advice than they are at investing.
     Now comes an asymmetry in human nature - taking personal credit for good outcomes and shifting the blame for bad ones. Few of those who retire with inadequate assets will say to themselves "I am responsible for my low saving and unwise investing so I will lower my standard of living for the rest of my life as a consequence." More likely will be the impulse to blame someone else and the sense of entitlement that someone should give them more. This may set up a generational conflict between retired voters who want more from the government and younger workers who want lower taxes to keep more of what they produce.
     There is a moral to all this, and not a new one at that. Aesop was right that the ant is wiser than the grasshopper. There is also a kind word to be spoken for the Big Brother approach to defined benefit pension plans; it can be very nice for someone else to be responsible for the hard choices and to guarantee a good outcome.

Changing Places

     Last quarter we observed that our stocks fell into two categories - abhorred and ignored. Those two categories remain the same, but their contents have changed.
     Tyco was (note the past tense) the most controversial stock of last year. The publicity over the misdeeds of its disgraced CEO, Dennis Kozlowski, distracted attention from Tyco's good businesses. Now that a new management team has been there for about a year, investors are beginning to focus on the value of the company again. The controversy is down and, not by coincidence, the price of the stock is up.
     Freddie Mac was (note the past tense again) our most ignored stock. Year after year Freddie performed its normal functions of guaranteeing mortgages, holding mortgages in its portfolio, and generating impressive profits. The company's excellent performance during the last three years was a notable contrast to the disappointing profits turned in by many companies. Freddie's normally very low profile ended abruptly last month. It now appears that Freddie Mac made some errors in accounting (both unintentional and otherwise) that resulted in the company understating its actual profitability. Management is currently re-calculating Freddie Mac's earnings for the past three years and expects past earnings and current book value for the company to be revised upwards. Based on present facts there appears to be no decrease in the long-term value of the company, but one conclusion is certain - Freddie is no longer ignored.

/s/ James Gipson Chairman & President	/s/ Michael C. Sandler Co-Manager	/s/ Bruce G. Veaco Co-Manager
/s/ Peter J. Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

July 7, 2003

(UNAUDITED)

Investment Portfolio
June 30, 2003

Common Stocks (84.1%)
Shares		Value

	Advertising (2.1%)
8,826,000	The Interpublic Group of Companies, Inc.*	$118,091,880

	Computer Services (5.7%)
15,407,500	Electronic Data Systems Corporation	330,490,875

	Energy (4.0%)
28,310,400	El Paso Corporation	228,748,032

	Food & Tobacco (16.5%)
8,324,500	Altria Group Inc	378,265,280
5,215,300	UST Inc.	182,691,959
4,106,400	Kraft Foods Inc. Class A	133,663,320
5,376,400	McDonald's Corporation	118,603,384
6,216,000	Sara Lee Corporation	116,922,960
1,885,524	Tyson Foods Inc Class A	20,024,265
		950,171,168

	Health Care (10.6%)
19,687,200	Tenet Healthcare Corporation*	229,355,880
4,059,800	Pfizer Inc.	138,642,170
2,460,800	Wyeth	112,089,440
3,150,500	HCA Inc.	100,942,020
1,660,000	IMS Health Incorporated	29,863,400
		610,892,910

	Industrial & Electrical Equipment (8.1%)
21,063,700	Tyco International Ltd.	399,789,026
1,749,700	Pitney Bowes Inc.	67,205,977
		466,995,003

	Insurance & Financial Services (5.4%)
6,093,400	American Express Company	254,765,054
1,684,840	Old Republic International Corporation	57,739,467
		312,504,521

	Mortgage Finance (12.5%)
8,097,000	Freddie Mac	411,084,690
4,594,100	Fannie Mae	309,826,104
		720,910,794

	Real Estate Investments (5.6%)
6,707,800	Equity Residential	174,067,410
1,783,400	Apartment Investment & Management Company	61,705,640
1,895,300	Equity Office Properties Trust	51,192,053
1,459,800	Archstone-Smith Trust	35,035,200
		322,000,303

	Retailing (7.5%)
7,437,300	The Kroger Co.*	124,054,164
4,317,200	CVS Corporation	121,011,116
5,769,100	Safeway Inc.*	118,035,786
3,854,400	Staples, Inc.*	70,728,240
		433,829,306

	Special Situations (6.1%)
10,407,100	AOL Time Warner Inc.*	167,450,239
2,817,000	Merrill Lynch and Company, Inc.	131,497,560
1,455,100	Manpower Inc.	53,969,659
		352,917,458

	Total Common Stocks (Cost $4,790,294,635)	4,847,552,250

*Non income producing securities
See notes to financial statements

U.S. Government Agency Notes (1.9%)
Par Value
	Federal Home Loan Bank Board Agency Notes (1.3%)
$ 73,050,000	3.625%, due 10/15/04	75,303,812
	Federal Farm Credit Bank Agency Notes (0.6%)
$ 32,420,000	3.875%, due 12/15/04	33,639,835
	Total U.S. Government Agency Notes (Cost $104,760,026)	108,943,647

Short Term Investments (14.2%)
Par Value
	State Street Repurchase Agreements (6.4%)
$ 367,476,000	0.50%, dated 06/30/03, due 07/01/03	367,476,000
	US Treasury Bill (7.8%)
$ 451,800,000	0.000%, due 07/03/03	451,773,343
	Total Short Term Investments (Cost $819,249,343)	819,249,343
Total Investment Portfolio (100.2%) (Cost $5,714,304,004)		5,775,745,240
Cash and Receivables less Liabilities (-0.2%)		(11,116,749)
Net Assets (100.0%)		$5,764,628,491

*Non-income producing securities
See notes to financial statements

(UNAUDITED)

Statement of Assets and Liabilities
June 30, 2003
Assets:
Investment Portfolio:
Investment securities, at market value (identified cost: $5,714,303,005)	$5,775,745,240

Cash	573
5,775,745,813

Receivable for:
Investments sold	32,615,699
Dividends & interest	13,384,872
Fund shares sold	11,066,887
Directed commission recapture (Note 5)	239,802
57,307,260
5,833,053,073
Liabilities:
Payable for:
Fund shares repurchased	6,923,280
Investments purchased	56,557,213
Accrued expenses (including $4,788,926 due adviser)	4,944,089
68,424,582

Net Assets: (equivalent to $79.81 per share on 72,224,708 shares
of Capital Stock outstanding-200,000,000 shares authorized)	$5,764,628,491

Components of Net Assets:
Paid-in Capital	$5,721,496,588
Unrealized appreciation of investments (Note 4)	61,441,236
Realized capital losses (Note 4)	(50,834,465)
Undistributed net investment income	32,525,132
Net assets at June 30, 2003	$5,764,628,491
See notes to financial statements

(UNAUDITED)

Statement of Operations
Six Months Ended June 30, 2003

Investment Income:
Dividends		$56,321,413
Interest		3,701,936
Total Investment Income		60,023,349

Expenses:
Management fee (Note 2)	$25,437,895
Transfer agent	2,154,622
Postage and other	333,263
Custodian and accounting (Note 5)	272,338
Registration fees	205,513
Printing	35,396
Insurance	30,403
Auditing	12,604
Legal	10,881
Directors' fees (Note 2)	7,443
Investment Company Institute Dues	3,750
Miscellaneous	2,143
Taxes	214
	28,506,465
Reduction of Expenses (Note 5)	(595,256)
Total Expenses		27,911,209
Net Investment Income		32,112,140

Net Realized and Unrealized Gain on Investments:
Realized loss on investments (excluding short-term investments):
Proceeds from investments sold	804,633,582
Cost of investments sold	855,468,047
Net realized loss on investments (Notes 3 and 4)		(50,834,465)
Unrealized (depreciation) appreciation of investments:
Beginning of period	(240,953,287)
End of period (Note 4)	61,441,236
Increase in unrealized appreciation of investments		302,394,523
Net realized and unrealized loss on investments		251,560,058
Net Increase in Net Assets resulting from Operations		$283,672,198

See notes to financial statements

(UNAUDITED)

Statement of Changes in Net Assets

	Six Months Ended June 30,	Year Ended December 31,
	2003	2002
Increase in Net Assets:
Operations:
Net investment income	$32,112,140	$68,430,434
Net realized (loss) gain on investments (Note 3 and 4)	(50,834,465)	131,869,025
Net unrealized appreciation (depreciation) of investments	302,394,523	(537,298,777)
Net increase (decrease) in net assets resulting from operations	283,672,198	(336,999,318)

Distributions to shareholders from:
Net investment income	-	(68,052,706)
Net realized capital gain	-	(132,898,588)
Decrease in net assets resulting from distributions	-	(200,951,294)
Capital Stock Transactions:
Proceeds from Capital Stock sold
(16,679,885 and 46,327,592 shares, respectively)	1,239,530,275	3,859,838,477
Proceeds from Capital Stock purchased by
reinvestment of dividends and distributions
( -0- and 2,553,423 shares, respectively)	-	193,323,146
Cost of Capital Stock redeemed
(10,505,194 and 14,974,971 shares, respectively)	(760,817,977)	(1,198,097,634)
Increase in net assets resulting
from Capital Stock transactions	478,712,298	2,855,063,989
Total increase in net assets	762,384,496	2,317,113,377
Net Assets
Beginning of year (includes $ 408,697 and $ 30,969 of undistributed
net investment income, respectively)	5,002,243,995	2,685,130,618
End of year (includes $ 32,525,1327 and $ 408,697 of undistributed
net investment income, respectively)	$5,764,628,491	$ 5,002,243,995

See notes to financial statements

(UNAUDITED)
			Financial Highlights
	Six Months Ended		Year Ended December 31,
	June 30, 2003	2002	2001	2000	1999	1998
Per Share Data:
Net asset value,
beginning of period	$75.73	$83.53	$79.25	$ 65.28	$ 75.37	$ 76.86

Income (loss) from investment operations:
Net investment income	0.44	1.08	1.08	1.83	2.27	1.64

Net realized and unrealized
gain (loss) on investments	3.64	(5.68)	7.03	22.40	(3.96)	11.36

Total income (loss) from
investment operations	4.08	(4.60)	8.11	24.23	(1.69)	13.00

Less distributions:
Dividends from net
investment income	-	(1.08)	(1.08)	(1.86)	(2.25)	(1.63)

Distributions of
Return of capital	-	-	-	(0.02)	-	-

Distributions from net
realized gain on investments	-	(2.12)	(2.75)	(8.38)	(6.15)	(12.86)

Net asset value, end of period	$79.81	$75.73	$83.53	$ 79.25	$ 65.28	$ 75.37

Total return	5.4%	(5.5%)	10.3%	37.4%	(2.0%)	19.2%

Ratios and Supplemental Data;
Net assets ($000's), end of year	$5,764,628	$5,002,244	$2,685,131	$1,366,376	$960,722	$1,232,319

Ratio of expenses to average net assets
Net of Expense Reduction (Note 5)	1.10%	1.07%	1.08%	1.09%	1.10%	1.06%
Gross of Expense Reduction	1.12%	1.12%	1.12%	1.11%	1.11%	1.08%

Ratio of net investment income to average net assets	1.26%	1.65%	1.72%	2.88%	2.54%	2.13%

Portfolio turnover rate	34%	48%	23%	46%	63%	65%

Number of shares outstanding at end of period (000's)	72,225	66,050	32,144	17,241	14,716	16,350

See notes to financial statements

Notes to Financial Statements
June 30, 2003

note 1 - The Clipper FundSM ("Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term capital growth and capital preservation achieved primarily by investing in equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America:

(a)

Security Valuation - Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Discounts and premiums are accreted and amortized over the life of the respective securities. Short term investments are stated at amortized cost, which approximates value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value

(b)

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c).

Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(d).	Other - Security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

note 2 - The Investment Adviser's management fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.

Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.

note 3 - The cost of securities purchased (excluding short-term investments) for the six months ended June 30, 2003, was $711,549,849. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.

note 4 - During the six months ended June 30, 2003, the Fund realized net capital loss of $50,834,465 from securities transactions for Federal income tax and financial reporting purposes. As of June 30, 2003, unrealized appreciation of investment securities for tax and financial reporting purposes aggregated $61,441,236, of which $502,024,820 related to appreciated securities and $440,583,584 related to depreciated securities.

note 5 - During the six months ended June 30, 2003, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce operating expenses, was $470,802,606 and $824,120 respectively, of which $595,256 in commissions were recaptured to offset operating expenses.

note 6 - As of June 30, 2003, the Fund held State Street Bank repurchase agreements, collateralized by U.S. Government Agency Notes, due March 8, June 2, 2004, January 7, February 15, April 8 and 15, June 17, 2005, and June 15, 2006, respectively. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Proxy Results

On March 27, 2003, the Annual Shareholders' meeting for the Clipper Fund was held. At the meeting, shareholders were asked to approve a slate of four (4) directors to serve for the coming year.
Elected as directors of the Fund were F. Otis Booth, Jr., James H. Gipson, Lawrence P. McNamee and Norman B. Williamson.
Votes were cast as follows:
				Broker
	For	Against	Withheld	Non-Votes

F. Otis Booth, Jr.	51,460,085	-	501,633	-
James H. Gipson	50,419,766	-	1,541,952	-
Lawrence P. McNamee	51,492,472	-	469,246	-
Norman B. Williamson	51,482,739	-	478,979	-

(UNAUDITED)

Performance
June 30, 2003
Return

	CLIPPER	Morningstar Large Value	S&P 500
Compounded Annual Returns:
One year	0.4%	(7.3%)	0.3%
Three Years	13.8%	(2.8%)	(11.2%)
Five Years	10.3%	(0.6%)	(1.6%)
Ten Years	15.3%	10.0%	10.0%
Fifteen Years	14.7%	10.0%	11.4%
Since Inception (February 29, 1984)	15.7%	11.4%	12.9%
	Risk
Third Quarter, 2001	(2.5%)	(12.3%)	(14.7%)
Fourth Quarter, 1987	(7.5%)	(19.2%)	(22.5%)
Cumulative Decline During Down Quarters	(61.8%)	(75.0%)	(79.3%)
Beta Since Inception (February 29, 1984)	0.57	0.83	1.00
Standard Deviation	13.36	14.53	16.59

Notes

All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.

Clipper Fund SM 's performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 932 actively managed large value mutual funds monitored by Morningstar.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr.biz

DIRECTORS	SEMI-ANNUAL REPORT June 30, 2003
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

Investment Company File No. 811-3931
This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.

CF 2QTR 0603